UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2016

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Gran Tierra Energy Inc.
(Exact name of registrant as specified in its charter)
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Nevada	001-34018	98-0479924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200, 150-13th Avenue S.W. Calgary, Alberta, Canada T2R 0V2
(Address of principal executive offices and Zip Code)

(403) 265-3221
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

PetroLatina Acquisition

On June 30, 2016, Gran Tierra Energy International Holdings Ltd., a wholly-owned indirect subsidiary of Gran Tierra Energy Inc. (“Gran Tierra”), entered into a share purchase agreement (the “Acquisition Agreement”) with Tribeca Oil & Gas Inc., Macquarie Bank Limited and Rorick Ventures Group Inc., as vendors (the “Vendors”), and Petrolatina Energy Limited (“PetroLatina”) providing for the acquisition of PetroLatina for cash consideration of $525 million (the “Acquisition”). Funding for the Acquisition will consist of an initial payment of $500 million at closing, subject to closing adjustments, and a deferred payment of $25 million to be paid prior to December 31, 2016. Subsequent to the signing of the Acquisition Agreement, Gran Tierra delivered $5 million to Macquarie Bank Limited, which funds are to be held in escrow and applied to the initial payment at closing (the “Escrow Funds”). PetroLatina is a private, independent exploration and production company with assets primarily in the Middle Magdalena basin of Colombia.

Gran Tierra expects to fund the Acquisition through a combination of Gran Tierra's current cash balance, available borrowings under Gran Tierra's existing credit facilities, a new $130 million debt facility, and the previously announced private placement of up to $173.5 million of subscription receipts (“Subscription Receipts”), priced at $3.00 per Subscription Receipt, entitling each holder thereof to one share of common stock of Gran Tierra upon the satisfaction of certain conditions. The private placement of Subscription Receipts is expected to close on or about July 8, 2016.

The Acquisition was unanimously approved by the board of directors of Gran Tierra. The Vendors collectively hold more than 80% of the shares of PetroLatina.  Under the terms of the Acquisition Agreement, it is a condition of closing that all of the remaining shares of PetroLatina are acquired pursuant to the drag-along provisions of the Articles of Association of PetroLatina upon the closing of the Acquisition. The Acquisition, which is subject to the satisfaction or waiver of customary closing conditions, including, among other things, regulatory approvals, is expected to close prior to October 31, 2016. The Acquisition Agreement also contains mutual representations and warranties of the parties covering customary matters. Each of the parties also makes various covenants in the Acquisition Agreement, including those requiring the parties to use reasonable commercial efforts to consummate the transaction.

The Acquisition Agreement may be terminated by either Gran Tierra or the Vendors under certain circumstances set forth in the Acquisition Agreement, including, among other circumstances, the failure of the Acquisition to be consummated on or before October 31, 2016. If the Acquisition Agreement is terminated by Gran Tierra as a result of the Vendors breach of any representations, warranties, covenants or obligations, the Vendors’ aggregate maximum liability will be limited to $5.0 million, and the Escrow Funds will be returned to Gran Tierra. If the Acquisition Agreement is terminated as a result of Gran Tierra breaching any representations, warranties, covenants or obligations, Gran Tierra’s maximum liability will be limited to the loss of the Escrow Funds deposited by Gran Tierra subsequent to the signing of the Acquisition Agreement.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein. Dollar references herein are in U.S. dollars.

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Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Share Purchase Agreement among Gran Tierra Energy International Holdings Ltd., Tribeca Oil & Gas Inc., Macquarie Bank Limited, Rorick Ventures Group Inc., as vendors, and PetroLatina Energy Limited.

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains statements concerning the timing of the closing of the transaction and the timing and receipt of applicable approvals, as well as other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect. In addition to other assumptions identified in this Current Report on Form 8-K, assumptions have been made regarding, among other things, the timing of the closing of the transaction and the receipt of applicable approvals.

Although Gran Tierra believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because Gran Tierra can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated and described in the forward-looking statements or information. These risks and uncertainties include the risks that the conditions to the transaction will not be satisfied or the transaction will not close on the terms expected.

The forward-looking statements or information contained in this Current Report on Form 8-K are made as of the date hereof and Gran Tierra undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

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Disclaimer

The offer and sale of the Subscription Receipts was conducted by way of a private placement exemption from registration in reliance on Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, and in Canada by way of private placement in all provinces of Canada under applicable accredited investor and director and officer private placement exemptions. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities herein described, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2016	GRAN TIERRA ENERGY INC.

	By:	/s/ David Hardy
		Name:	David Hardy
		Title:	V.P. Legal and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
2.1†	Share Purchase Agreement among Gran Tierra Energy International Holdings Ltd., Tribeca Oil & Gas Inc., Macquarie Bank Limited, Rorick Ventures Group Inc., as vendors, and PetroLatina Energy Limited.

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

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